UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
       Date of Report:(Date of earliest event reported): January 18, 2005

                               WEGENER CORPORATION
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             (Exact name of registrant as specified in its charter)

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
      Delaware                                      0-11003                             81-0371341
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(State or other jurisdiction                (Commission File Number)                 (I.R.S. Employer
   of incorporation)                                                                 Identification No.)
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11350 Technology Circle, Duluth, Georgia                                   30097
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (770) 623-0096
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
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                                TABLE OF CONTENTS


Item 2.02.  Results of Operations and Financial Condition
Item 9.1. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
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Table of Contents

Item 2.02  Results of Operations and Financial Condition

         On January 18, 2005, Wegener Corporation issued a press release announcing its financial results for the three months ended December 3, 2004, and a copy of such press release is attached as Exhibit 99.1 to this report.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

(C)      Exhibits

         99.1      Press Release of Wegener Corporation issued January 18, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Wegener Corporation

Date:  January 19, 2005

                                              By: /s/ Robert A. Placek
                                                  -----------------------------
                                                  Robert A. Placek
                                                  President and Chief Executive
                                                  Officer
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Exhibit Index

Exhibit Number
99.1     Press Release of Wegener Corporation, issued on January 18, 2005